UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

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FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 29, 2015

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ChannelAdvisor Corporation
(Exact name of registrant as specified in its charter)

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Delaware	001-35940	56-2257867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3025 Carrington Mill Boulevard
Morrisville, NC 27560
(Address of principal executive offices, including zip code)

(919) 228-4700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02. Termination of a Material Definitive Agreement.

On December 29, 2015, ChannelAdvisor Corporation (the “Company”) notified Aerial Center Realty Corp. (the “Aerial Center Landlord”) that it is exercising its right to terminate its previous headquarters office lease (dated as of June 29, 2005, as amended), effective as of October 1, 2016 pursuant to Exhibit G-3 of the Fifth Amendment to Lease Agreement dated as of August 13, 2013, which was filed as Exhibit 10.4 to the Company’s Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2013, filed with the SEC on October 28, 2013. In connection with the exercise of its early termination right, the Company is obligated to pay the Aerial Center Landlord a termination fee of approximately $1,044,635.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHANNELADVISOR CORPORATION

		By:	/s/ Mark E. Cook
Date:	January 4, 2016		Mark E. Cook
Chief Financial Officer